UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2009

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.: 001-33182	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of Heelys, Inc. (the “Company”) filed on June 11, 2009 is furnished to disclose that the Company has regained compliance with Nasdaq Listing Rule 5605, which requires each Nasdaq issuer to have at least three independent members on its audit committee. The Current Report on Form 8-K of the Company filed on June 11, 2009 is hereby incorporated by reference.

Item 3.01                                              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company previously reported, on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 11, 2009, that the Company was not in compliance with Nasdaq Listing Rule 5605 due to the vacancy created by the resignation of Mr. Richard E. Middlekauff from his position as a director and a member of the Company’s audit committee.

On November 11, 2009, the Company’s Board of Directors (the “Board”) elected Mr. N. Roderick McGeachy, III to the Board and to serve as a member of the Board’s audit committee and compensation committee.  Mr. McGeachy qualifies as an independent director under Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  On November 12, 2009, the Company advised Nasdaq that the Company is currently in compliance with Nasdaq Listing Rule 5605.

Mr. McGeachy, 41, has nearly 20 years of experience in the branded apparel and retail industries. Mr. McGeachy is Chairman, President and Chief Executive Officer of Tandy Brands Accessories, Inc., a designer and marketer of branded accessories (Nasdaq: “TBAC”).  Prior to joining Tandy Brands, Mr. McGeachy was the Vice President of Strategy & Business Development for the Jeanswear Americas coalition of VF Corporation, a worldwide branded lifestyle apparel and related products company (NYSE: “VFC”), from May 2006 to September 2008. From May 2005 to April 2006, Mr. McGeachy served as the Director, Corporate Strategy for VF Corporation and from January 1999 to April 2005, he served in senior marketing, strategy and general management roles for Russell Corporation, an athletic and sporting goods company, which was acquired by Berkshire Hathaway in 2005. Mr. McGeachy was a Morehead-Cain Scholar at the University of North Carolina and earned an MBA from Harvard University.

On November 16, 2009, the Company issued a press release announcing the election of Mr. McGeachy to its Board.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02(d)                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.01 is hereby incorporated by referenced into this Item 5.02(d).

Item 9.01                                              Financial Statements and Exhibits.

(d)                                                         Exhibits.

99.1                                    Press Release of Heelys, Inc. dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: November 16, 2009	By:	/s/ Thomas C. Hansen
Thomas C. Hansen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Heelys, Inc. dated November 16, 2009.